Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Bahl & Gaynor Dividend ETF (BGDV)
Bahl & Gaynor Income Growth ETF (BGIG)
Bahl & Gaynor Small Cap Dividend ETF (SCDV)
Bahl & Gaynor Small/Mid Cap Income Growth ETF (SMIG)
(the “Funds”)

January 28, 2026

Supplement to the Statement of Additional Information (“SAI”),
dated April 30, 2025.

The Board of Trustees of ETF Series Solutions (the “Trust”) regrets to inform its shareholders that Leonard Rush, Trustee and Audit Committee Chairman of the Trust, has passed away. Mr. Rush brought a unique perspective to the Board because of the various roles he held in the investment community, including his substantial industry experience serving in several different senior executive roles at various global financial services firms.
The Trust will miss his extensive leadership skills and the clear guidance he brought to the Trust’s Board. Accordingly, all references to Mr. Rush are removed from the SAI going forward.

Please retain this Supplement with your Statement of Additional Information for future reference.